SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: January 20, 1999


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
       -------------------------------------------------------------------
                           (Exact Name of Registrant)


      New York                     333-05271              13-3728743
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                        380 Madison Avenue, New York          10017-2951
                        ------------------------------------------------
                   Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (212) 622-3510

Item 5.  Other Events.

      On or about 1/19/99 and 1/20/99, Chase Commercial Mortgage
Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1997-1,
Series 1997-2, Series 1998-1 and Series 1998-2 contemplated by their respective Pooling and Servicing Agreements.

     Copies of the Certificateholders' Reports for each Series with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits            Description
           --------            -----------

            20.1 Monthly Reports with respect to the January 19, 1999 and January 20, 1999 distributions

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 8, 1999


                                            THE CHASE MANHATTAN BANK,
                                            as Paying Agent, on behalf of
                                            Chase Commercial Mortgage
                                            Securities Corp.


                                            By:   /s/ Norma Catone
                                                  -------------------
                                           Name:   Norma Catone
                                           Title:  Vice President

                                 INDEX TO EXHIBITS
                                 -----------------



           Exhibit No.             Description
           -----------             -----------

             20.1 Monthly Reports with respect to the distribution to Certificateholders on January 19, 1999 and January 20, 1999